Exhibit 10.22

Magma Design Automation, Inc.
ID: 77-0454924
Notice of Grant of Award	1650 Technology Drive
and Award Agreement	San Jose, CA 95110

[Name]	Award Number:
Plan:
ID:

Effective MM/DD/YYYY, you have been granted an award of xxx,xxx restricted stock units. These units are restricted until the vest date(s) shown below, at which time you will receive shares of Magma Design Automation, Inc. (the Company) common stock.

The current total value of the award is $xxx,xxx.xx.

The total price of the award is $xx.xx.

The award will vest in increments on the date(s) shown.

Shares	Full Vest

By your signature and the Company’s signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Company’s Award Plan as amended and the Award Agreement, all of which are attached and made a part of this document.

Magma Design Automation, Inc.	Date

[Name]	Date

MAGMA DESIGN AUTOMATION, INC.

STOCK UNIT AGREEMENT TO THE

MAGMA DESIGN AUTOMATION, INC. 2001 STOCK INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in Magma Design Automation, Inc.’s 2001 Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Unit Agreement (Stock Units) (the “Agreement”).

You have been granted Stock Units (“Stock Units”) subject to the terms, restrictions and conditions of the Plan, the Notice of Grant of Award (“Notice of Grant”) and this Agreement.

1. Settlement. Settlement of Stock Units shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Settlement of Stock Units shall be in Shares.

2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested Stock Units, Participant shall have no ownership of the Shares allocated to the Stock Units and shall have no right to dividends or to vote such Shares.

3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4. No Transfer. The Stock Units and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5. Termination. If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all unvested Stock Units shall be forfeited to the Company forthwith, and all rights of Participant to such Stock Units shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6. Acknowledgement. The Company and Participant agree that the Stock Units are granted under and governed by this Agreement, the provisions of the Plan and the Notice of Grant (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Stock Units subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

7. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the Stock Units or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the Stock Units, Participant will include in income the fair market value of the Shares subject to the Stock Units. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. The Company will satisfy any withholding obligations by reducing the number of Shares deliverable upon settlement by such an amount to satisfy such withholding requirements at the minimum statutory rate. Alternatively, or in addition, the Company may in its sole discretion sell or arrange for the sale of Shares to be issued on the vesting of Stock Units to satisfy the withholding obligation or withhold applicable taxes from Participant’s wages or other cash compensation payable to Participant by the Company. Information on possible alternative tax payment arrangements, (whether by cash, check or other method approved by the Company), can be obtained from the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Please note that the forgoing is for United States income taxpayers only, and that the tax consequences may be different for Participants residing outside the United States or Participants who transfer outside the United States after the grant of the Stock Units.

8. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

9. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

10. Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

11. NO GUARANTEE OF EMPLOYMENT. PARTICIPANT UNDERSTANDS AND AGREES THAT HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES IS FOR AN UNSPECIFIED DURATION AND CONSTITUTES “AT-WILL” EMPLOYMENT. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF STOCK UNITS’ PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY OR ITS SUBSIDIARY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED STOCK UNITS OR BEING ISSUED SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S AND/OR SUBSIDIARY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

12. Code Section 409A. Notwithstanding the foregoing to the contrary, the Company reserves the right, to the extent it deems necessary or advisable in its sole discretion, to unilaterally alter or modify the Plan or this Agreement to ensure all Stock Units provided to Participants who are U.S. taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A of the Code; provided, however that the Company makes no representations that the Plan, any Agreement, or any Stock Units granted thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Plan, the Agreement or any Stock Unit award made thereunder.

By Participant’s signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this Stock Unit is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.